1 SOUTHWEST AIRLINES CO. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN NOTICE OF GRANT OF PERFORMANCE-BASED RESTRICTED STOCK UNITS Pursuant to the terms of the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan (the “Plan”), Southwest Airlines Co. (the “Company”) hereby grants to you (the “Participant”) an award of performance-based restricted stock units (“PBRSUs”), in accordance with, and subject to, the following: Participant: Date of Grant: Performance Period: Vesting Date: Number of PBRSUs Granted (“Grant Amount”): Schedule of Performance Targets/Number of PBRSUs Vesting (Primary Targets) [Performance Targets(s)] Number of PBRSUs Vesting and Settleable in Shares of Common Stock as of the Vesting Date Participant understands and agrees that the PBRSUs are granted in accordance with, and subject to, the terms and conditions of the Plan and the Terms and Conditions enclosed with this Notice of Grant. The Plan and the prospectus for the Plan are enclosed with this Notice of Grant. Additional copies of these documents are available upon request to the Company’s People Department. By asserting any rights with respect to these PBRSUs, the Participant (and any person who has acquired the PBRSUs by will or the laws of descent and distribution or intestacy) will be deemed to have understood and agreed to the terms and conditions of the Plan and the accompanying Terms and Conditions.

1 SOUTHWEST AIRLINES CO. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN TERMS AND CONDITIONS PERFORMANCE-BASED RESTRICTED STOCK UNITS (Effective for Awards Granted Beginning on March 16, 2026) By asserting any rights with respect to performance-based Restricted Stock Units (“PBRSUs” or “Performance-Based Restricted Stock Units”) received pursuant to the Southwest Airlines Co. Amended and Restated 2007 Equity Incentive Plan (the “Plan”), the recipient of the PBRSUs (the “Participant”) will be deemed to have understood and agreed to the terms and conditions of the Plan and the terms and conditions set forth below. Capitalized terms used and not otherwise defined in these Terms and Conditions shall have the meanings assigned to them in the Plan or in the Notice of Grant of Performance-Based Restricted Stock Units with which these Terms and Conditions are enclosed (the “Notice of Grant”). 1. Vesting. Subject to these Terms and Conditions and the provisions of the Plan, vesting of the PBRSUs will be subject to and in accordance with the schedule set forth in the Notice of Grant. 2. Interpretation. The Participant’s Performance-Based Restricted Stock Unit Award is subject to the terms and conditions of the Plan, which terms and conditions are incorporated herein by reference. The Participant’s Performance-Based Restricted Stock Unit Award is also subject to any rules promulgated pursuant to the Plan by the Board, the Committee, or the persons designated by the Committee to administer the day-to-day administration of the Plan. Any decisions or interpretations upon any questions with respect to a Performance-Based Restricted Stock Unit Award or the Plan, including the determination of the number of shares of Common Stock to be received upon settlement of the Participant’s Performance-Based Restricted Stock Units, shall (as permissible pursuant to applicable laws, rules, or regulations, including the rules of any stock exchange upon which the Company’s Common Stock is listed or quoted) be determined (i) by the Committee, (ii) by the Board, or (iii) where permitted by the Committee, by any person(s) to whom the Committee has delegated its authority. The Participant (and any person who has acquired the PBRSUs by will or the laws of descent and distribution or intestacy) agrees to accept any such decisions or interpretations as binding, conclusive, and final in all respects. 3. Settlement of Performance-Based Restricted Stock Units. Subject to these Terms and Conditions and the provisions of the Plan, on the Vesting Date, the Participant (or any person who has acquired the PBRSUs by will or the laws of descent and distribution or intestacy) will become entitled to delivery of one share of Common Stock for each Performance-Based Restricted Stock Unit that vests, as determined in accordance with the schedule set forth in the Notice of Grant (the “Vested Shares”). As soon as is administratively and reasonably practicable after the Vesting Date (but in any event, no later than 30 days thereafter), such Vested Shares will be registered in the Participant’s name or otherwise delivered or credited for the Participant’s account or benefit (in each case as determined by the Company), subject to (a) the Participant’s satisfaction of any Tax Obligations (as defined in Section 5 below); (b) the Participant’s taking of any additional action deemed necessary or advisable by the Company to enable it to accomplish the delivery of the shares of Common Stock; and (c) the condition precedent that, if at any time the Board or the Committee shall determine in their discretion that the listing, registration, or qualification of the Vested Shares is required under any federal, state, or other law, rule, or regulation, or by the requirements of any securities exchange, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection

2 with, the issuance of the Vested Shares, then the PBRSUs will not vest in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee; provided, however, in the event any action required by clause (a) or (b) above has not been completed by the Participant within 85 days following the Vesting Date, such Performance-Based Restricted Stock Units will be forfeited at 4:00 p.m., Eastern Time, on such date. No fractional shares of Common Stock will be issued in settlement of the PBRSUs. 4. Rights Upon Termination of Service. Subject to the provisions of subsections 4(a) and (b) below, in the event of termination of the Participant’s Service prior to the Vesting Date, all Performance-Based Restricted Stock Units shall automatically and without notice be forfeited at 4:00 p.m., Eastern Time, on the date of termination; provided that, notwithstanding anything in the Plan or the Notice of Grant to the contrary: (a) in the event of the termination of the Participant’s Service as a result of death or Disability, such Participant’s Performance-Based Restricted Stock Units will remain outstanding as if the Participant’s Service has not terminated and will otherwise be settleable in accordance with the Notice of Grant, these Terms and Conditions, and the terms of the Plan; and (b) provided that the Participant’s Service has terminated no earlier than 12 months after the Date of Grant, in the event of a “qualified retirement,” such Participant’s Performance-Based Restricted Stock Units will remain outstanding as if the Participant’s Service has not terminated and will otherwise be settleable in accordance with the Notice of Grant, these Terms and Conditions, and the terms of the Plan; however, the number of shares received upon settlement will be prorated based on the Participant’s number of days of Service between the Date of Grant and the end of the Performance Period. For purposes of Section 4(b), a Participant’s termination of Service will be considered a “qualified retirement” if (a) (i) the Participant has completed at least 10 years of continuous Service; (ii) the Participant’s age plus completed years of continuous Service equal at least 65 at the time of the Participant’s termination of Service; and (iii) the Participant has not been terminated for cause; or (b) (i) the Participant has completed at least 5 years of continuous Service; (ii) the Participant is at least 55 years of age at the time of the Participant’s termination of Service; and (iii) the Participant has not been terminated for cause. 5. Taxes. a. In order to comply with any federal, state, local, or other laws or regulations of the United States or any other applicable jurisdiction, the Company or any Affiliate is authorized to take such action as it shall deem appropriate to provide that all applicable federal, state, local, or other income, employment, or other tax withholding or similar obligations (collectively, “Tax Obligations”) to which the Participant is subject in connection with the PBRSUs are withheld or collected from the Participant. If and to the extent permitted by the Committee from time to time, the Company is authorized to satisfy the Tax Obligations by any one or more of the following methods: (i) by requiring the Participant to pay such amount in cash or check; (ii) by withholding a number of shares of Common Stock that would otherwise be issued with respect to the PBRSUs having a market value sufficient to meet the Tax Obligations; (iii) by instructing the Plan administrator to sell, or cause to be sold, on behalf of the Participant a number of Vested Shares having a market value equal to the amount of the Tax Obligations (plus sales commissions) to which the Participant is subject, and the Participant hereby appoints the Corporate Secretary of the Company as the Participant’s attorney-in-fact, with full power of substitution and resubstitution, to execute such sale; (iv) by deducting the amount of

3 the Tax Obligations out of any other remuneration otherwise payable by the Company to the Participant; or (v) by such other method as may be available to the Company from time to time. b. The Participant is ultimately liable and responsible for all of the Participant’s Tax Obligations, regardless of any action taken by the Company in accordance with Section 5.a. The Company makes no representation or undertaking regarding the treatment of any Tax Obligation in connection with the grant, vesting, or settlement of the PBRSUs or the subsequent sale of any of the shares of Common Stock received upon settlement of any PBRSUs. The Company does not commit, and is under no obligation, to structure the Plan and its administration to reduce or eliminate a Participant’s tax liability. c. The Participant agrees to release and indemnify the Company and its Affiliates from any liability or damages arising from or relating to the Participant’s failure to comply with his or her Tax Obligations. 6. Restriction on Transfer. Performance-Based Restricted Stock Units and any rights with respect to the Participant’s Performance-Based Restricted Stock Unit Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by the Participant except by will or the laws of descent and distribution or intestacy, and any attempt to sell, assign, transfer, pledge, hypothecate, or otherwise dispose of the Participant’s PBRSUs will be void and unenforceable against the Company or any Affiliate. 7. Rights as a Shareholder. The Participant will have no rights as a shareholder with respect to any shares of Common Stock covered by the Participant’s Performance-Based Restricted Stock Units unless and until the Performance-Based Restricted Stock Units vest and are registered in the Participant’s name or are otherwise delivered or credited for the Participant’s account or benefit. 8. Adjustment of Number of Shares and Related Matters. The number and kind of shares of Common Stock covered by a Participant’s Performance-Based Restricted Stock Unit Award shall be subject to adjustment in accordance with the terms of the Plan relating to recapitalization or reorganization. 9. Investment Representation. By accepting any shares of Common Stock issued pursuant to the Participant’s Performance-Based Restricted Stock Unit Award, the Participant represents and warrants to the Company that the receipt of such shares shall be for investment and not with a view to distribution; provided that such representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or is, without such representation and warranty, exempt from registration under such Act. 10. Section 409A Compliance. The Plan and these Terms and Conditions are intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"), including its exceptions, and shall be construed and administered in accordance with such intent. Notwithstanding any other provision of the Plan, these Terms and Conditions, or the Notice of Grant, any settlement of the PBRSUs may only occur upon an event and in a manner that complies with Section 409A or an applicable exemption. Any PBRSUs or settlement of PBRSUs that may be excluded from Section 409A as a short-term deferral shall be excluded from Section 409A to the maximum extent possible. Notwithstanding the foregoing, the Company makes no representations that the PBRSUs and any settlement of the PBRSUs comply

4 with Section 409A, and the Company will not be liable for any portion of any taxes, penalties, interest, or other expenses that the Participant may incur because of non-compliance with Section 409A. Notwithstanding any provision of the Plan, these Terms and Conditions, or the Notice of Grant to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A as of the date of the Participant’s termination of Service, and the Company determines in good faith that immediate settlement of the PBRSUs would cause a violation of Section 409A, then to the extent shares are issuable upon the Participant’s “separation from service” within the meaning of Section 409A and issuance (i) is subject to the provisions of Section 409A; (ii) is not otherwise excluded under Section 409A; and (iii) would otherwise occur during the first six-month period following the Participant’s separation from service, such shares shall become issuable on the earlier of (1) the first business day after the date that is six months following the date of separation from service or (2) the date of the Participant’s death. 11. No Right to Continued Service and other Participant Acknowledgments. Nothing herein shall be construed to confer upon the Participant any right to continue as an Employee, Director, or Advisor or to interfere with or restrict in any way the right of the Company or any Affiliate to discharge the Participant at any time (subject to any contractual rights of the Participant) for any reason whatsoever, with or without cause and with or without advance notice. Furthermore, nothing herein shall in any way be construed as imposing on the Company or any Affiliate a contractual obligation between the Company or any Affiliate and the Participant, other than with respect to the specific terms of the Participant’s Performance-Based Restricted Stock Unit Award. 12. Law Governing. The Participant’s Performance-Based Restricted Stock Unit Award shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to conflicts of laws principles thereof. 13. Legal Construction. In the event that any one or more of these Terms and Conditions shall be held by a Court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term or condition shall not affect any other term or condition, and these Terms and Conditions shall be construed in all respects as if the invalid, illegal, or unenforceable term or condition had never been contained herein. 14. Amendments. The Plan and the PBRSUs may be amended or altered by the Board or the Committee to the extent provided in the Plan.